UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2020

Cleveland BioLabs, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On October 16, 2020, Cleveland BioLabs, Inc. (the “Company”), High Street Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Cytocom, Inc., a Delaware corporation (“Cytocom”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Cytocom, with Cytocom continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Cytocom common stock, each outstanding share of Cytocom preferred stock that was not, by its terms, converted into shares of Cytocom common stock immediately prior to the effective time of the merger, and each vested restricted stock unit of Cytocom (collectively, the “Cytocom Capital Stock”) will be converted into the right to receive a number of shares of the Company’s common stock (“Company Common Stock”) determined by the application of an exchange formula set forth in the Merger Agreement. The exchange formula provides that the total number of shares of Company Common Stock to be issued as merger consideration for the Cytocom Capital Stock will, upon issuance, be equal to approximately 61% of the outstanding shares of Company Common Stock. Certain adjustments to this ratio will be made in respect of the net cash, as determined in accordance with the Merger Agreement, of each of the Company and Cytocom immediately prior to the effective time of the Merger. Each unvested Cytocom RSU award will be converted into a restricted stock unit award of the Company.

Accordingly, under the exchange ratio formula in the Merger Agreement, as of immediately after the Merger, the former Cytocom stockholders are expected to own approximately 61% of the outstanding shares of Company Common Stock on a fully diluted basis and stockholders of the Company as of immediately prior to the Merger are expected to own approximately 39% of the outstanding shares of Company Common Stock on a fully diluted basis, subject to certain adjustments.

Conditions to the Merger

The closing of the Merger is subject to the satisfaction or waiver of certain conditions including, among other things, (i) the required approvals by the Company’s stockholders, (ii) the accuracy of the respective representations and warranties of each party, subject to certain materiality qualifications, (iii) compliance by the parties with their respective covenants, (iv) the absence of any law or order preventing the Merger and related transactions, (v) the shares of Company Common Stock to be issued in the Merger being approved for listing (subject to official notice of issuance) on Nasdaq as of the closing and (vi) the Registration Statement (as defined below) having become effective in accordance with the provisions of the Securities Act of 1933, as amended, and not being subject to any stop order or proceeding (or threatened proceeding by the Securities and Exchange Commission (the “SEC”)) seeking a stop order with respect to the Registration Statement that has not been withdrawn. The written consent of the holders of a majority of the outstanding voting stock of Cytocom  was obtained shortly following the execution of the merger agreement.

Governance

Immediately following the Effective Time, the Board of Directors of the Company will consist of seven members, three of whom will be designated by the Company and four of whom will be designated by Cytocom. In addition, upon the closing of the Merger, Cytocom’s Chief Executive Officer, Michael Handley, will serve as Chief Executive Officer of the combined company.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Cytocom, including covenants relating to obtaining the requisite approvals of the stockholders of the Company and Cytocom, indemnification of directors and officers, and the Company’s and Cytocom’s conduct of their respective businesses between the date of signing the Merger Agreement and the closing of the Merger.

In connection with the Merger, the Company and Cytocom will jointly prepare and file a registration statement on Form S-4 (the “Registration Statement”), in which a proxy statement will be included (the “Proxy Statement”) to seek the approval of the Company’s stockholders with respect to certain actions, including the issuance of Company Common Stock that represents more than 20% of the shares of Company Common Stock outstanding immediately prior to the Closing to the Cytocom stockholders in connection with the Merger and related transactions, pursuant to the Nasdaq rules.

The Merger Agreement contains certain customary termination rights, including, among others:

(i)	upon the mutual consent of the Company and Cytocom;

(ii)

by the Company, if (A) any of Cytocom’s covenants, representations and warranties is untrue such that a closing condition could not be satisfied and such breach is not capable of being cured or has not been cured within 30 days following notice of such breach, (B) in order to enter into a superior proposal with a third party or (C) Cytocom materially breaches its covenant prohibiting it from soliciting alternative transactions to the Merger;

(iii)

by Cytocom, if (A) any of the Company’s covenants, representations and warranties is untrue such that a closing condition could not be satisfied and such breach is not capable of being cured or has not been cured within 30 days following notice of such breach, (B) if the Company materially breaches its covenant prohibiting it from soliciting alternative transactions to the Merger or (C) if the Company’s board of directors withdraws or changes its recommendation in favor of the transactions;

(iv)

by either the Company or Cytocom, if (A) the Merger has not occurred by March 31, 2021, subject to certain conditions, (B) a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of prohibiting the Merger and related transactions, (C) the Company’s stockholders do not approve of the Merger or the issuance of Company Common Stock in the Merger; or (D) the written consent of Cytocom’s stockholders approving the Merger is rescinded, withdrawn or otherwise not in effect or if a subsequent written consent of Cytocom’s stockholders inconsistent with the approval of the Merger is adopted.

The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, (x) the Company may be required to pay Cytocom a termination fee of $300,000 or (y) in some circumstances, one party may be required to reimburse the other party’s expenses up to a maximum of $200,000.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Cytocom or their respective affiliates or to modify or supplement any factual disclosures about the Company, Cytocom or their respective affiliates in public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of the Company and Cytocom that were made solely for the purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties thereto, and which may be subject to important qualifications and limitations agreed to by the Company and Cytocom in connection with the negotiated terms of the Merger Agreement. Moreover, such representations and warranties may not be accurate or complete as of any specified date, have been modified or qualified by certain disclosures between the parties made in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself, and may apply contractual standards of materiality in a way that is different from that which may be viewed as material by the Company’s stockholders, Cytocom’s stockholders or other security holders. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and were not intended, and should not be relied upon, as statements of fact. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, certain executive officers, directors and stockholders of the Company (solely in their respective capacities as Company stockholders), including the Company’s largest stockholder, have entered into voting and support agreements with the Company to vote all of their shares of Company Common Stock in favor of adoption of the Merger Agreement (the “Support Agreements”), pursuant to which such individuals have agreed, among other things, to vote their respective shares of Company Common Stock in favor of the adoption of the Merger Agreement, the approval of the Merger and the issuance of Company Common Stock as merger consideration, and against any competing acquisition proposal and against any action or agreement that would reasonably be expected to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the transactions contemplated by the Merger Agreement. The signatories to the Support Agreements beneficially own, in the aggregate, approximately 50.7% of the Company's outstanding shares of common stock.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Support Agreement, which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Item 8.01.     Other Events.

Annual Meeting of Stockholders

The 2020 annual meeting of the Company’s stockholders (the “Annual Meeting”) will be held on December 18, 2020. The time and location of the 2020 Annual Meeting will be set forth in the Company’s proxy materials. The record date for the determination of stockholders entitled to receive notice of and to vote at the 2020 Annual Meeting will be the close of business on October 30, 2020.

Because the date of the 2020 Annual Meeting differs by more than thirty (30) days from the anniversary date of the annual meeting of stockholders held in 2019, prior deadlines regarding the submission of stockholder proposals in connection with the 2020 Annual Meeting are no longer applicable. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing stockholders with new information with respect to the submission of proposals intended to be included in the Company’s proxy materials under Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). Pursuant to Rule 14a-8, the deadline for receipt of shareholder proposals intended to be included in the Company’s proxy materials must be a reasonable time before the Company begins to print and send such proxy materials. Such proposals must be received by the Company on or before the close of business on November 1, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Proposals must comply with the requirements of Rule 14a-8 and the interpretations thereof, and may be omitted from the proxy materials if not in compliance with applicable requirements.

Additionally, under the Company’s Bylaws, stockholders may also present a proposal or director nomination at the 2020 Annual Meeting if advance written notice is timely given to the Company’s Secretary, at the Company’s principal executive offices, in accordance with the Bylaws. Because the date of the 2020 Annual Meeting is more than 30 days after the anniversary of the Company’s last annual meeting of stockholders, to be timely under the Bylaws, notice by a stockholder of any such proposal or nomination must be provided no later than the close of business on October 29, 2020.

Stockholder proposals and other items of business should be directed to the executive offices of the Company at 73 High Street, Buffalo, New York 14203, attention: Secretary.

Press Release

On October 19, 2020, the Company and Cytocom issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

The Company plans to file a Registration Statement on Form S-4 containing a proxy statement/prospectus of the Company and other documents concerning the proposed merger with the SEC. Before making any voting decision, the Company’s stockholders are urged to read the proxy statement/prospectus in its entirety when it becomes available and any other documents filed by the company with the SEC in connection with the proposed merger or incorporated by reference therein because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and stockholders will be able to obtain a free copy of the proxy statement/prospectus (when it becomes available) and other documents containing important information about the Company and Cytocom, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company also makes available free of charge at www.cbiolabs.com (in the “Investors” section), copies of materials that the Company files with, or furnishes to, the SEC.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company and Cytocom, and each of their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 15, 2020, and Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 29, 2020. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed from the amounts set forth in the Company’s amended Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement/prospectus relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.cbiolabs.com.

Cautionary Note About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. All statements other than statements of current or historical fact contained in this current report, including statements regarding our future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals, the impact of any laws or regulations applicable to us, plans and objectives of management for future operations, the expected ownership in the combined company of the former Cytocom securityholders and securityholders of the Company as of immediately prior to the Merger, governance of the combined company and entry into the Support Agreements are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed here for various reasons. We discuss many of these risks in Item 1A under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as updated by our other filings with the SEC. Factors that may cause such differences include, but are not limited to, the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of Company’s common stock; the failure of either party to satisfy any of the conditions to the consummation of the proposed merger, including the approval of Company’s stockholders; uncertainties as to the timing of the consummation of the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally; risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger; risks related to diverting management’s attention from the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; our need for additional financing to meet our business objectives; our history of operating losses; the substantial doubt expressed by our independent auditors about our ability to continue as a going concern; our ability to successfully develop, obtain regulatory approval for, and commercialize our products in a timely manner; our plans to research, develop and commercialize our product candidates; our ability to attract collaborators with development, regulatory and commercialization expertise; our plans and expectations with respect to future clinical trials and commercial scale-up activities; our reliance on third-party manufacturers of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; the rate and degree of market acceptance of our product candidates; regulatory requirements and developments in the United States, the European Union and foreign countries; the performance of our third-party suppliers and manufacturers; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our reliance on government funding for a significant portion of our operating costs and expenses; government contracting processes and requirements; the exercise of control over our company by our majority stockholder; the geopolitical relationship between the United States and the Russian Federation as well as general business, legal, financial and other conditions within the Russian Federation; our ability to obtain and maintain intellectual property protection for our product candidates; our potential vulnerability to cybersecurity breaches; and other factors discussed below and in our other SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2019.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this current report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
2.1	Merger Agreement, dated as of October 16, 2020, between Cleveland Biolabs, Inc., High Street Acquisition Corp. and Cytocom, Inc.
10.1	Form of Voting and Support Agreement
99.1	Joint Press Release, dated October 19, 2020 of Cleveland BioLabs, Inc. and Cytocom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: October 19, 2020	By: /s/ Christopher Zosh
Name: Christopher Zosh
Title: Vice President of Finance